Alan Cohen
Senior Vice President, Marketing and Public Relations
Office (787) 729-8256
alan.cohen@firstbankpr.com

FIRST BANCORP ANNOUNCES CHANGES IN SENIOR MANAGEMENT AND BOARD OF DIRECTORS

San Juan, Puerto Rico, September 28, 2009 — First BanCorp (the “Corporation”) (NYSE: FBP) announced today the appointment of Mr. Aurelio Alemán, currently Senior Executive Vice-President and Chief Operating Officer, as President and Chief Executive Officer of the Corporation. Mr. Alemán succeeds Mr. Luis M. Beauchamp who led the Corporation from 2005 until now. The Board of Directors also elected Mr. José Menéndez-Cortada, currently Lead Independent Director, as Non-Executive Chairman of the Board of the Corporation. Both of these appointments will take effect today.

Mr. Luis M. Beauchamp informed the Board of Directors of his resignation, effective today, after more than 19 years of service to the Corporation. The Board of Directors accepted Mr. Beauchamp’s resignation following a recent internal review by the Corporation’s Audit Committee into certain personal transactions that Mr. Beauchamp failed to report to the Corporation in accordance with the Corporation’s policies and procedures. The Board of Directors concluded that these personal matters would have no impact on the Corporation’s financial condition, results of operations, cash flow or business.

Mr. Alemán commented on his appointment, “I accept this challenge and responsibility with great enthusiasm and commitment. While much hard work lies ahead, we at First BanCorp have an experienced and dedicated team of talented and seasoned executives to successfully achieve our corporate goals. Our priority and focus at this time is to continue to enhance shareholder value by improving asset quality, returning to profitability, maintaining a strong capital position and continuing to fortify our leadership position and franchise. I look forward to working hand-in-hand with the First BanCorp team as we together continue the FirstBank journey that commenced over sixty years ago.”

Aurelio Alemán joined First BanCorp in 1998. During his eleven years at the Corporation, Mr. Alemán has assumed multiple leadership roles, including most recently, the position of Chief Operating Officer (COO) since 2005. Mr. Alemán has served as a director of the Corporation since 2005. He has also served as a member of the Corporation’s Credit Committee since 1998 and the Corporation’s Asset/Liability Committee since 2005. Mr. Alemán is also a director of the Corporation’s subsidiaries, including; FirstBank Puerto Rico, First Leasing & Rental Corporation, First Federal Finance Corporation, FirstBank Insurance Agency, Inc., First Insurance Agency, Inc., FirstExpress, Inc., FirstMortgage, Inc., Grupo Empresas Servicios Financieros, Inc., FirstBank Overseas Corp., First Management of Puerto Rico, Inc. and FirstBank Puerto Rico Securities Corp. Before joining the Corporation, he held positions as officer at both Citibank, N. A. and Chase Manhattan Bank, NA. Mr. Menéndez-Cortada commented, “We welcome Aurelio as the Corporation’s new President and Chief Executive Officer, with the full knowledge and confidence that his decade of experience at First BanCorp, and over twenty-seven years in the banking industry, have prepared him well to lead the Corporation forward and solidify its leadership position in the financial industry in this very challenging time.”

Mr. Jose Menéndez-Cortada has been a director of the Corporation since 2004, and Lead Independent Director since 2006. Mr. Menéndez-Cortada has been an attorney at law since 1973. Up to April 2009 he was a director and vice-president in charge of the corporate and tax divisions of Martínez-Alvarez, Menéndez-Cortada & Lefranc Romero, PSC. Now he is of counsel to the law firm. He has been general counsel to the board of Bermudez, Longo, Díaz Massó S.E. since 1985. Mr. Ménendez-Cortada currently serves on the boards of the Luis A. Ferré Foundation (Ponce Art Museum), the Homebuilders Association of Puerto Rico and the Tasis School in Dorado, PR.

About First BanCorp

First BanCorp is the parent corporation of FirstBank Puerto Rico, a state-chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida; and of FirstBank Insurance Agency, Inc. First BanCorp and FirstBank Puerto Rico both operate within U.S. banking laws and regulations. The Corporation operates a total of 186 branches, stand-alone offices and in-branch service centers throughout Puerto Rico, the U.S. and British Virgin Islands, and Florida. Among the subsidiaries of FirstBank Puerto Rico are Money Express, a finance company; First Leasing and Car Rental, a car and truck rental leasing company; FirstBank Puerto Rico Securities Corp., a broker-dealer; and FirstMortgage, a mortgage origination company. In the U.S. Virgin Islands, FirstBank operates First Insurance VI, an insurance agency, and First Express, a small loan company. First BanCorp’s common and publicly-held preferred shares trade on the New York Stock Exchange under the symbols FBP, FBPPrA, FBPPrB, FBPPrC, FBPPrD and FBPPrE. Additional information about First BanCorp may be found at www.firstbankpr.com.

Safe Harbor

This press release may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the risks arising from credit and other risks of the Corporation’s lending and investment activities, including the condo conversion loans from its Florida operations and the construction and commercial loan portfolios in Puerto Rico, which have affected and may continue to affect, among other things, the level of non-performing assets, charge-offs and the provision expense; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in the demand for the Corporation’s products and services and lower revenues and earnings because of the recession in the United States, the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; adverse changes in general economic conditions in the state of Florida and Puerto Rico, including the interest rate scenario, market liquidity, rates and prices, and the disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for the Corporation’s products and services and the value of the Corporation’s assets, including the value of derivative instruments used for protection from interest rate fluctuations; uncertainty about the impact of measures adopted by the Puerto Rico government in response to its fiscal situation on the different sectors of the economy; uncertainty about the effectiveness and impact of the U.S. government’s rescue plan, including the bailout of U.S. housing government-sponsored agencies, on the financial markets in general and on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System (FED), the Federal Deposit Insurance Corporation (FDIC), government-sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; risks of not being able to recover all assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation’s expenses associated with acquisitions and dispositions; risks associated with the soundness of other financial institutions; developments in technology; the impact of Doral Financial Corporation’s financial condition on the repayment of its outstanding secured loans to the Corporation; the Corporation’s ability to issue brokered certificates of deposit and fund operations; risks associated with downgrades in the credit ratings of the Corporation’s securities; general competitive factors and industry consolidation; and risks associated with regulatory and legislative changes for financial services companies in Puerto Rico, the United States, and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

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